UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2017

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 24, 2017, Intercontinental Exchange, Inc. (“ICE”) issued a press release announcing that it had entered into an Asset Purchase Agreement (the “BondPoint Agreement”) with Virtu Financial LLC and certain of its affiliates (“Virtu”) pursuant to which ICE has agreed to acquire specified assets and to assume specified liabilities constituting Virtu’s BondPoint division and credit trading venue (“BondPoint”). BondPoint is a provider of electronic fixed income trading solutions for the buy-side and sell-side offering access to centralized liquidity and automated trade execution services.

The purchase price payable by ICE at the closing of the transaction is four hundred million dollars ($400,000,000) in cash, subject to a customary adjustment for working capital of BondPoint. The consummation of the transaction is subject to the satisfaction of customary closing conditions and the receipt of certain regulatory clearances, including from the Financial Industry Regulatory Authority, Inc. and the Municipal Securities Rulemaking Board, along with the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The BondPoint Agreement contains customary representations, warranties, covenants and indemnification provisions. In addition, the parties have agreed to execute a transition services agreement simultaneously with the closing of the transaction. The transaction is expected to close in the first quarter of 2018.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99.1       Press Release dated October 24, 2017

__________

Forward-Looking Statements – Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding ICE’s business that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those set forth in the forward-looking statement. For a discussion of such risks and uncertainties, see ICE’s Securities and Exchange Commission filings, including, but not limited to, the risk factors in ICE’s Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on February 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
Senior Vice President, Associate General Counsel

Date: October 24, 2017